Power of Attorney

Morningstar Funds Trust

The undersigned, being a trustee of the Morningstar Funds Trust (the “Trust”) does hereby constitute and appoint PATRICK MALONEY, SCOTT SCHILLING, ALLEN BLISS and ERIC PURPLE, and each of them (with full power to any one of them to act), as true and lawful attorney-in-fact and agent, in all capacities, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

Date: April 19, 2018

/s/ Theresa Hamacher
Theresa Hamacher

Power of Attorney

Morningstar Funds Trust

The undersigned, being a trustee of the Morningstar Funds Trust (the “Trust”) does hereby constitute and appoint PATRICK MALONEY, SCOTT SCHILLING, ALLEN BLISS and ERIC PURPLE, and each of them (with full power to any one of them to act), as true and lawful attorney-in-fact and agent, in all capacities, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

Date: April 19, 2018

/s/ Enrique M. Vasquez
Enrique M. Vasquez

Power of Attorney

Morningstar Funds Trust

The undersigned, being a trustee of the Morningstar Funds Trust (the “Trust”) does hereby constitute and appoint PATRICK MALONEY, SCOTT SCHILLING, ALLEN BLISS and ERIC PURPLE, and each of them (with full power to any one of them to act), as true and lawful attorney-in-fact and agent, in all capacities, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

Date: April 19, 2018

/s/ Daniel E. Needham
Daniel E. Needham

Power of Attorney

Morningstar Funds Trust

The undersigned, being a trustee of the Morningstar Funds Trust (the “Trust”) does hereby constitute and appoint PATRICK MALONEY, SCOTT SCHILLING, ALLEN BLISS and ERIC PURPLE, and each of them (with full power to any one of them to act), as true and lawful attorney-in-fact and agent, in all capacities, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

Date: April 19, 2018

/s/ Linda Davis Taylor
Linda Davis Taylor